Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)














(Growth Artwork)


[GRAPHIC OMITTED]

GROWTH
Semi-Annual Report
2002















DELAWARE
Technology and Innovation Fund







[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors


Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table
       of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             5
Performance Summary                         6
Financial Statements:
    Statement of Net Assets                 7
    Statement of Operations                 9
    Statements of Changes in Net Assets    10
    Financial Highlights                   11
    Notes to Financial Statements          15

                                         Delaware Technology and Innovation Fund
                                         January 14, 2002


Letter
   to Shareholders

Recap of Events
As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.

The six-month period ended December 31, 2001 was a tale of two markets, as evidenced by the -14.67% fall of the S&P 500 Index during the third quarter and its +10.68% gain in the fourth. In September, major stock indexes were completing an abysmal quarter, and had been trending downward for 18 months. By years end, however, they had garnered their first sustained period of gains since March 2000. That was the month in which the technology bubble burst, kindling economic woes that eventually became the first U.S. recession in a decade.

Delaware Technology and Innovation Fund returned -29.60% (Class A shares at net asset value with distributions reinvested) during the six months ended December 31, 2001, while the S&P 500 Index fell by -5.56%. The Funds peer group, as measured by the Lipper Science and Technology Funds Average, declined by -17.21% for the same period.

Although major equity indexes raced past pre-September 11 levels this fall, 2001 was the second straight calendar year of negative stock market returns. The strong performance seen in the fourth quarter of 2001 was a breath of fresh air. But with stock prices on the rise again, Wall Street has been awaiting the turnaround in corporate earnings that would justify those rising prices.

A survey of 55 professional economists conducted by The Wall Street Journal this month revealed that they expected an average annual GDP growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Outlook
More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that days impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically, moving forward but occasionally giving up gains. At Delaware Investments, we also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. Longer-term models developed by Bill Dodge, Delawares Chief Investment Officer, Equity, currently call for 2002 year-end levels of 1,450, 12,500, and 2,750 for the S&P 500 Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index, respectively.

Total Return
For the period ended December 31, 2001                             Six Months
Delaware Technology and Innovation Fund  Class A Shares              -29.60%
Lipper Science and Technology Funds Average (414 funds)              -17.21%
Standard & Poors 500 Index                                            -5.56%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Science and Technology Funds Average represents the average return of science and technology funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach and meeting shareholders ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.



Sincerely,

/s/   Charles E. Haldeman, Jr.
----------------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/   David K. Downes
------------------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                         Delaware Technology and Innovation Fund
                                         January 14, 2002

Portfolio
   Management Review

Fund Managers
Jeffrey W. Hynoski
Portfolio Manager

Gerald S. Frey
Chief Investment Officer-Growth

The Funds Results
The performance of the technology market in the second half of the calendar year (the first half of the Funds fiscal year) was dominated by the events of September 11. There was an emerging economic recovery underway leading up to September 11 that abruptly ended on that day. Investors spent the rest of the year trying to project both the short-term and long-term consequences of this event.

The immediate concern for investors was estimating the damage done to the U.S. economy and projecting this impact on the various sectors within the market. The short-term consequences for the technology market were relatively straightforward as many sectors experienced a large percentage of their quarterly sales from the last two weeks of the quarter. This disrupted companies ability to meet Wall Street estimates during the third quarter. In addition, many industries that were directly impacted (airlines, hotels, financial services companies, etc.) are large consumers of technology, and their ability to continue to purchase technology was called into question. Many assumed that the recovery in the technology sector would be indefinitely delayed, which pushed stock prices down sharply heading into the close of the third quarter.

However, the long-term impact to the technology industry was altered as corporations were forced to address new sets of priorities. Many of these involve technology, such as better storage solutions for vital corporate data, redundant communications systems, and enhanced security. Furthermore, the cyclical forces negatively impacting technology spending for the past year, such as the inventory liquidation cycle, began to subside. The solid performance of technology stocks in the fourth quarter was based on the realization that investors worst fears have not come to pass and technology companies are realizing improved financial performance.

Beginning in late September and continuing throughout the fourth quarter, the market underwent a welcome recovery that was led in large part by stocks in technology-related sectors. The Funds performance suffered because it was invested for the recovery that we believed was emerging, but then was halted due to the events on September 11. During the market recovery in the fourth quarter, the performance of the Fund was +47.71% (Class A shares at net asset value with distributions reinvested) versus the Lipper Science and Technology Funds Average of +36.26%. However, for the six-month period ended December 31, 2001, Fund performance was -29.60% (Class A shares at net asset value with distributions reinvested) versus the Lipper Science and Technology Funds Averages of-17.21% for the same period.

Portfolio Highlights
As painful as this correction has been, our long-term strategies did not change during the period. We remain committed to owning market leaders participating in critical growing end markets. We look to own stocks of companies operating with high barriers to entry, having solid management professionals, and utilizing strong financial controls. Unfortunately this sector was a difficult place to remain invested over the past several quarters, as a host of concerns kept the sector under pressure.

One of the larger issues plaguing some sectors within the technology market was the large inventory liquidation in the U.S. economy during 2001. According to the preliminary data released by the U.S. Commerce Department, U.S. business inventories declined a record $120 billion in the fourth quarter of 2001 and approximately $62 billion in the third quarter of 2001. The inventory cycle greatly distorts the true growth rate of an end market. The inventory cycle inflates a companys growth rate positively when inventory is being accumulated and depresses revenue growth when inventory is being reduced. Once this cycle is complete, we believe we will see a resumption of growth for several segments within technology, as the revenue growth of the sector has been severely depressed due to this inventory liquidation.

The resumption of economic growth will also help the technology sector. Corporate capital spending has been restrained due to the adverse impact that the economy has had on overall corporate profits. Technology is the largest spending item within corporate capital spending, and as a result, technology has suffered from the decline in capital spending. The Federal Reserve has been engaged in an aggressive campaign to aid the U.S. economy in 2002 by consistently reducing interest rates and increasing the money supply. Preliminary data released about the performance of the U.S. economy in the fourth quarter held the hope that these actions by the Federal Reserve will lift the economy out of its current recession.

After the disappointing third quarter of market performance that included the effects of September 11, technology issues were among the leaders in the ensuing market rally. We were able to add to key positions as valuations became attractive and used buying opportunities to add such names as Nokia to the portfolio.

Outlook
By mid-year 2002, we expect that the environment for investing in technology companies will have improved. The fiscal and monetary stimuli initiated during the past year should continue to drive the current economic recovery. The release of the initial data from the U.S. Commerce Department showing that the economy grew slightly during the fourth quarter is encouraging and was a positive surprise given Wall Street estimates. Furthermore, we are encouraged by signs of stronger financial performance in the fourth quarter among many technology companies.

We believe that technology investments continue to hold tremendous promise for future long-term growth. The recovery will likely be uneven, as some areas are showing improvement now while other areas will take longer. One risk to the market that remains is the potential for further negative political events globally. As always, we encourage investors to be patient and focus on the long-term with regard to technology investments. We believe the Fund is well-positioned for an economic recovery, and that over the long term technology will again provide superior relative performance.

Delaware Technology and Innovation Fund
Top 10 holdings
As of December 31, 2001
                                                    Percentage of
Company                                               Net Assets
---------------------------------------------------------------------------
 1.  Veritas Software                                  3.79%
---------------------------------------------------------------------------
 2.  Brocade Communications Systems                    3.76%
---------------------------------------------------------------------------
 3.  PeopleSoft                                        3.56%
---------------------------------------------------------------------------
 4.  Qualcomm                                          3.55%
---------------------------------------------------------------------------
 5.  VeriSign                                          3.54%
---------------------------------------------------------------------------
 6.  NetIQ                                             3.43%
---------------------------------------------------------------------------
 7.  Xilinx                                            3.36%
---------------------------------------------------------------------------
 8.  Network Appliance                                 3.33%
---------------------------------------------------------------------------
 9.  RF Micro Devices                                  3.31%
---------------------------------------------------------------------------
10.  Maxim Integrated Products                         3.28%
---------------------------------------------------------------------------

New
   at Delaware

Simplify your life. Sign up for Delawares new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
  1. Go to www.delawareinvestments.com/edelivery
  2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken()TurboTax()to prepare your taxes, this year you will have access to Intuits Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

                                                                          [LOGO]
                                                                        DELAWARE
                                                                      e:delivery
                                                            ONLINE, ALL THE TIME

Delaware
   Technology and Innovation Fund

Fund Basics
As of December 31, 2001
-----------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
-----------------------------------------------------------------------------
Total Fund Net Assets:
$42.80 million
-----------------------------------------------------------------------------
Number of Holdings:
48
-----------------------------------------------------------------------------
Fund Start Date:
December 29, 1999
-----------------------------------------------------------------------------

Your Fund Managers:
Jeffrey W. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management/Financial Economics from Pace University. Mr. Hynoski joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth equity group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski has been managing the Technology and Innovation Fund since its inception.

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

-------------------------------------------------------------------
Nasdaq Symbols:
Class A:  DTYAX
Class B:  DTYBX
Class C:  DTYCX

Fund Performance
Average Annual Total Returns
Through December 31, 2001                   Lifetime    One Year
-------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                      -48.25%    -62.27%
Including Sales Charge                      -49.76%    -64.47%
-------------------------------------------------------------------
Class B (Est. 12/29/99)
Excluding Sales Charge                      -48.59%    -62.52%
Including Sales Charge                      -49.37%    -64.40%
-------------------------------------------------------------------
Class C (Est. 12/29/99)
Excluding Sales Charge                      -48.59%    -62.52%
Including Sales Charge                      -48.59%    -62.90%
-------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended December 31, 2001 for Delaware Technology and Innovation Funds Institutional Class were -48.14 and -62.10%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class Symbol:  DTYIX

                                         Delaware Technology and Innovation Fund
                                         December 31, 2001 (Unaudited)
Statement
        of Net Assets

                                                        Number of       Market
                                                         Shares         Value
Common Stock - 92.47%
Communications Equipment - 12.45%
  +Cisco Systems                                         54,200      $  981,562
  +Emulex                                                19,500         770,445
  +Extreme Networks                                      60,900         785,610
  +Finisar                                               84,600         860,382
  +JDS Uniphase                                          63,220         551,911
  +Juniper Networks                                      25,600         485,120
  +Oni Systems                                           53,600         336,072
  +Sonus Networks                                        59,400         274,428
  +TranSwitch                                            62,700         282,150
                                                                      ---------
                                                                      5,327,680
                                                                      ---------
Communications Equipment Wireless - 8.55%
   Nokia                                                 29,400         721,182
   QUALCOMM                                              30,100       1,520,050
   RF Micro Devices                                      73,700       1,417,251
                                                                      ---------
                                                                      3,658,483
                                                                      ---------
Computer Hardware - 3.90%
  +Dell Computer                                         39,200       1,065,456
   International Business Machines                        5,000         604,800
                                                                      ---------
                                                                      1,670,256
                                                                      ---------
Electronic Components - 1.10%
  +Flextronics International                             19,600         470,204
                                                                      ---------
                                                                        470,204
                                                                      ---------
Emerging Phone Companies - 2.09%
  +Globespanvirata                                       69,000         893,550
                                                                      ---------
                                                                        893,550
                                                                      ---------
Internet - 6.63%
  +eBay                                                  13,300         889,770
  +Quest Software                                        19,600         433,356
  +VeriSign                                              39,800       1,513,992
                                                                      ---------
                                                                      2,837,118
                                                                      ---------
Semiconductors-Commodity - 5.85%
  +Amkor Technologies                                    29,500         472,885
   Intel                                                 29,500         927,775
  +Marvell Technology Group                              19,600         702,072
  +Micron Technology                                     12,900         399,900
                                                                      ---------
                                                                      2,502,632
                                                                      ---------
Semiconductors-Specialized - 20.01%
  +Altera                                                49,000       1,039,780
  +Analog Devices                                        19,600         870,044
  +Applied Micro Circuits                                75,400         853,528
  +Intersil Holdings                                     19,600         632,100
   Linear Technology                                     23,800         929,152
  +Maxim Integrated Products                             26,700       1,402,017
  +PMC - Sierra                                          17,300         367,798
   Texas Instruments                                     19,500         546,000
  +Vitesse Semiconductor                                 39,300         489,678
  +Xilinx                                                36,800       1,437,040
                                                                      ---------
                                                                      8,567,137
                                                                      ---------

                                                        Number of        Market
                                                         Shares          Value
Common Stock (continued)
Software - 5.84%
  +Microsoft                                             15,600      $1,033,812
  +NetIQ                                                 41,600       1,466,816
                                                                     ----------
                                                                      2,500,628
                                                                     ----------
Software-Enterprise - 11.06%
  +Agile Software                                        44,100         759,402
  +BEA Systems                                           24,600         379,086
  +i2 Technologies                                       71,140         562,006
  +PeopleSoft                                            37,900       1,523,580
  +Peregrine Systems                                     48,200         714,806
  +Siebel Systems                                        28,400         794,632
                                                                     ----------
                                                                      4,733,512
                                                                     ----------
Storage - 10.88%
  +Brocade Communications Systems                        48,600       1,609,632
  +Network Appliance                                     65,200       1,425,924
  +Veritas Software                                      36,150       1,620,243
                                                                     ----------
                                                                      4,655,799
                                                                     ----------
Systems - 4.11%
  +Computer Sciences                                     10,100         494,698
   Electronic Data Systems                               10,000         685,500
  +Sungard Data Systems                                  20,000         578,600
                                                                     ----------
                                                                      1,758,798
                                                                     ----------
Total Common Stock (cost $55,658,443)                                39,575,797
                                                                     ==========


                                                      Principal
                                                        Amount
Repurchase Agreements  14.51%
     With BNP Paribas 1.65%
      1/2/02 (dated 12/31/01,
      collateralized by $274,000
      U.S. Treasury Bills due
      2/21/02, market value $273,115
      and $535,000 U.S. Treasury Notes
      5.50% due 1/31/03,
      market value $566,411
      and $1,255,000 U.S. Treasury Notes
      10.75% due 8/15/05,
      market value $1,584,238)                       $2,365,000       2,365,000
     With J. P. Morgan Chase 1.60%
      1/2/02 (dated 12/31/01,
      collateralized by $1,512,000
      U.S. Treasury Notes 3.25% due
      12/31/03, market value $1,516,768)              1,479,000       1,479,000

                                         Delaware Technology and Innovation Fund


Statement
  of Net Assets (continued)

                                                     Principal        Market
                                                      Amount          Value
Repurchase Agreements (continued)
     With UBS Warburg 1.68%
        1/2/02 (dated 12/31/01,
        collateralized by $1,826,000
        U.S. Treasury Notes 6.50% due
        2/28/02, market value $1,881,105
        and $506,000 U.S. Treasury Notes
        6.25% due 7/31/02,
        market value $532,508)                      $2,365,000    $   2,365,000
                                                                   ------------
Total Repurchase Agreements
     (cost $6,209,000)                                                6,209,000
                                                                   ------------

Total Market Value of Securities-106.98%
     (cost $61,867,443)                                              45,784,797
Liabilities Net of Receivables and
    Other Assets-(6.98)%                                             (2,988,158)
                                                                   ------------
Net Assets Applicable to 19,099,405
    Shares Outstanding-100.00%                                     $ 42,796,639
                                                                   ============

Net Asset Value-Delaware Technology
     and Innovation Fund Class A
     ($18,143,534 /  8,041,633 Shares)                                    $2.26
                                                                          -----
Net Asset Value-Delaware Technology
     and Innovation Fund Class B
     ($17,585,716 /  7,897,926 Shares)                                    $2.23
                                                                          -----
Net Asset Value-Delaware Technology
     and Innovation Fund Class C
     ($5,353,453 /  2,404,031 Shares)                                     $2.23
                                                                          -----
Net Asset Value-Delaware Technology
     and Innovation Fund Institutional Class
     ($1,713,936 /  755,815 Shares)                                       $2.27
                                                                          -----

+Non-income producing security for the period ended December 31, 2001.


Components of Net Assets at December 31, 2001:
Shares of beneficial interest
    (unlimited authorization  no par)                             $ 170,820,575
Accumulated net investment loss                                        (347,504)
Accumulated net realized loss on investments                       (111,593,786)
Net unrealized depreciation of investments                          (16,082,646)
                                                                  -------------
Total net assets                                                  $  42,796,639
                                                                  =============


Net Asset Value and Offering Price per Share-
    Delaware Technology and Innovation Fund
Net asset value Class A (A)                                               $2.26
Sales charge (5.75% of offering or 6.19%
    of the amount invested per share) (B)                                  0.14
                                                                          -----
Offering price                                                            $2.40
                                                                          =====


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

                                      Delaware Technology and Innovation Fund
                                      Period Ended December 31, 2001 (Unaudited)
Statement
  of Operations

Investment Income:
 Dividends                                                          $      4,674
 Interest                                                                 34,187    $     38,861
                                                                    ------------    ------------

Expenses:
 Management fees                                                         157,527
 Dividend disbursing and transfer agent fees and expenses                249,479
 Distribution expenses-Class A                                            21,559
 Distribution expenses-Class B                                            86,278
 Distribution expenses-Class C                                            27,085
 Registration fees                                                        42,580
 Reports and statements to shareholders                                   24,300
 Accounting and administration expenses                                   13,921
 Trustees fees                                                             2,433
 Custodian fees                                                            1,243
 Professional fees                                                           874
 Taxes (other than taxes on income)                                           65
 Other                                                                     3,831         631,175
                                                                    ------------
 Less expenses absorbed or waived                                                       (244,309)
 Less expenses paid indirectly                                                              (501)
                                                                                    ------------
 Total Expenses                                                                          386,365
                                                                                    ------------
Net Investment Loss                                                                     (347,504)
                                                                                    ------------

Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                                     (8,492,439)
 Net change in unrealized appreciation/depreciation of investments                    (8,000,240)
                                                                                    ------------
Net Realized and Unrealized Loss on Investments                                      (16,492,679)
                                                                                    ------------


Net Decrease in Net Assets Resulting from Operations                                $(16,840,183)
                                                                                    ============


See accompanying notes

                                         Delaware Technology and Innovation Fund

Statements
  of Changes in Net Assets

                                                                             Period          Year
                                                                             Ended          Ended
                                                                            12/31/01        6/30/01
                                                                          (Unaudited)

Decrease in Net Assets from Operations:
 Net investment loss                                                    $    (347,504)   $  (1,483,952)
 Net realized loss on investments                                          (8,492,439)     (86,922,078)
 Net change in unrealized appreciation/depreciation of investments         (8,000,240)     (14,518,851)
                                                                          -----------     ------------
 Net decrease in net assets resulting from operations                     (16,840,183)    (102,924,881)
                                                                          -----------     ------------


Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                   6,953,459       35,841,571
  Class B                                                                   4,310,788       30,368,857
  Class C                                                                     923,358        8,577,192
  Institutional Class                                                       1,079,749       18,712,543
                                                                           -----------    ------------
                                                                           13,267,354       93,500,163
                                                                          -----------     ------------

 Cost of shares repurchased:
  Class A                                                                  (4,431,510)     (23,224,107)
  Class B                                                                  (2,878,944)     (10,025,914)
  Class C                                                                    (682,410)      (5,740,773)
  Institutional Class                                                      (1,331,001)     (15,962,337)
                                                                           -----------     ------------
                                                                           (9,323,865)     (54,953,131)
                                                                          -----------     ------------
 Increase in net assets derived from capital share transactions             3,943,489       38,547,032
                                                                          -----------     ------------
Net Decrease in Net Assets                                                (12,896,694)     (64,377,849)

Net Assets:
 Beginning of period                                                       55,693,333      120,071,182
                                                                          -----------     ------------
 End of period                                                            $42,796,639     $ 55,693,333
                                                                          ===========     ============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              Delaware Technology and Innovation Fund Class A

                                                                 Period            Year          12/29/99(1)
                                                                 Ended             Ended             to
                                                              12/31/01(2)         6/30/01          6/30/00
                                                              (Unaudited)

Net asset value, beginning of period                            $   3.210         $   9.700      $   8.500

Income (loss) from investment operations:
Net investment loss(3)                                             (0.015)           (0.073)        (0.049)
Net realized and unrealized gain (loss) on investments             (0.935)           (6.417)         1.249
                                                                ---------         ---------      ---------
Total from investment operations                                   (0.950)           (6.490)         1.200
                                                                ---------         ---------      ---------

Net asset value, end of period                                  $   2.260         $   3.210      $   9.700
                                                                ---------         ---------      ---------


Total return(4)                                                   (29.60%)          (66.91%)        14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $18,144           $22,452      $  50,548
Ratio of expenses to average net assets                             1.45%             1.44%          1.45%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           2.63%             1.78%          1.78%
Ratio of net investment loss to average net assets                 (1.28%)           (1.11%)        (1.04%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly               (2.46%)           (1.45%)        (1.37%)
Portfolio turnover                                                    38%              144%           177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              Delaware Technology and Innovation Fund Class B

                                                                 Period            Year          12/29/99(1)
                                                                 Ended             Ended             to
                                                              12/31/01(2)         6/30/01          6/30/00
                                                              (Unaudited)

Net asset value, beginning of period                            $   3.180         $   9.670      $   8.500

Income (loss) from investment operations:
Net investment loss(3)                                             (0.024)           (0.119)        (0.082)
Net realized and unrealized gain (loss) on investments             (0.926)           (6.371)         1.252
                                                                ---------         ---------      ---------
Total from investment operations                                   (0.950)           (6.490)         1.170
                                                                ---------         ---------      ---------

Net asset value, end of period                                  $   2.230         $   3.180      $   9.670
                                                                ---------         ---------      ---------


Total return(4)                                                   (29.87%)          (67.15%)        13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $  17,586         $  23,160      $  47,257
Ratio of expenses to average net assets                             2.20%             2.19%          2.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           3.38%             2.53%          2.53%
Ratio of net investment loss to average net assets                 (2.03%)           (1.86%)        (1.79%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly               (3.21%)           (2.20%)        (2.12%)
Portfolio turnover                                                    38%               144%          177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              Delaware Technology and Innovation Fund Class C
                                                                 Period            Year          12/29/99(1)
                                                                 Ended             Ended             to
                                                              12/31/01(2)         6/30/01          6/30/00
                                                              (Unaudited)
Net asset value, beginning of period                            $   3.180         $   9.670      $   8.500

Income (loss) from investment operations:
Net investment loss(3)                                             (0.024)           (0.121)        (0.082)
Net realized and unrealized gain (loss) on investments             (0.926)           (6.369)         1.252
                                                                ---------         ---------      ---------
Total from investment operations                                   (0.950)           (6.490)         1.170
                                                                ---------         ---------      ---------

Net asset value, end of period                                  $   2.230         $   3.180      $   9.670
                                                                ---------         ---------      ---------


Total return(4)                                                   (29.87%)          (67.15%)        13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $   5,353         $   7,282      $  18,431
Ratio of expenses to average net assets                             2.20%             2.19%          2.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           3.38%             2.53%          2.53%
Ratio of net investment loss to average net assets                 (2.03%)           (1.86%)        (1.79%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly               (3.21%)           (2.20%)        (2.12%)
Portfolio turnover                                                    38%              144%           177%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                         Delaware Technology and Innovation Fund Institutional Class
                                                                 Period            Year          12/29/99(1)
                                                                 Ended             Ended             to
                                                              12/31/01(2)         6/30/01          6/30/00
                                                              (Unaudited)
Net asset value, beginning of period                            $   3.220         $   9.700      $   8.500

Income (loss) from investment operations:
Net investment loss(3)                                             (0.012)           (0.056)        (0.037)
Net realized and unrealized gain (loss) on investments             (0.938)           (6.424)         1.237
                                                                ---------         ---------      ---------
Total from investment operations                                   (0.950)           (6.480)         1.200
                                                                ---------         ---------      ---------

Net asset value, end of period                                  $   2.270         $   3.220      $   9.700
                                                                ---------         ---------      ---------

Total return(4)                                                   (29.50%)          (66.80%)        14.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $   1,714         $   2,798      $   3,836
Ratio of expenses to average net assets                             1.20%             1.19%          1.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           2.38%             1.53%          1.53%
Ratio of net investment loss to average net assets                 (1.03%)           (0.86%)        (0.79%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly               (2.21%)           (1.20%)        (1.12%)
Portfolio turnover                                                    38%              144%           177%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the periods. Performance would have been lower if the expense limitations were not in effect.

See accompanying notes

                                         Delaware Technology and Innovation Fund
                                         December 31, 2001 (Unaudited)

Notes
   to Financial Statements

Delaware Group Equity Funds III (the Trust) is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to the Delaware Technology and Innovation Fund (the Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sale charge and are offered for sale exclusively to a limited group of investors.

The objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gains from investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $501 for the period ended December 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                         Delaware Technology and Innovation Fund
                                         December 31, 2001 (Unaudited)

Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently set by the Board of Trustees at 0.25%) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At December 31, 2001, the Fund had receivables from and liabilities payable to affiliates as follows:

   Dividend disbursing, transfer agent fees,
        accounting and other expenses payable to DSC            $34,645
   Other expenses payable to DMC and affiliates                  22,762
   Receivable from DMC under expense limitation agreement        24,917

For the period ended December 31, 2001, DDLP earned $14,295 for commissions on sales of the Funds Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2001, the Fund made purchases of $19,649,338 and sales of $14,950,009 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2001, the cost of investments was $61,867,443. At December 31, 2001 the net unrealized depreciation was $16,082,646 of which $1,899,041 related to unrealized appreciation of investments and $17,981,687 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of June 30, 2001, of $22,409,888 which may be carried forward an applied against future capital gains. Such capital loss carryforward expires in 2009.

4.  Capital Shares
Transactions in capital shares were as follows:

                                                   Period         Year
                                                   Ended         Ended
                                                  12/31/01       6/30/01
                                                (Unaudited)
Shares sold:
   Class A                                       3,033,388      5,453,304
   Class B                                       1,938,240      4,339,285
   Class C                                         415,706      1,220,463
   Institutional Class                             478,762      2,784,981
                                                 ---------      ---------
                                                 5,866,096     13,798,033
                                                 ---------      ---------
Shares repurchased:
   Class A                                      (1,979,883)    (3,678,594)
   Class B                                      (1,319,939)    (1,945,458)
   Class C                                        (300,330)      (837,211)
   Institutional Class                            (591,062)    (2,312,327)
                                                 ---------      ---------
                                                (4,191,214)    (8,773,590)
                                                 ---------      ---------
Net increase                                     1,674,882      5,024,443
                                                 =========      =========


5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the Participants), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2001, or at any time during the period.

6. Credit and Market Risks
The Fund concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Funds shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware Investments
   Family of Funds
--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
      (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
      (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
      Delaware Balanced Portfolio
      Delaware Growth Portfolio
      Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund


Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund


Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota Insured Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                           Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                           Investment Manager
Chairman                                    Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                       National Distributor
                                            Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer      Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                           2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA

John A. Fry                                                                            For Shareholders
Executive Vice President                                                               800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                       For Securities Dealers and Financial
                                                                                       Institutions Representatives Only
Anthony D. Knerr                                                                       800 362-7500
Consultant
Anthony Knerr & Associates                                                             Website
New York, NY                                                                           www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


 (5586)                                                       Printed in the USA
 SA-492 [12/01] CG 2/02                                                    J7835